GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Core Fixed Income VIP Fund (the “Fund”)

Supplement dated February 28, 2025

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2024, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on February 27, 2025, the Board considered and approved the appointment of FIAM LLC (“FIAM”) as the subadviser to the Fund, as well as related changes to the Fund’s principal investment strategies, principal risks, and portfolio managers, effective March 3, 2025. FIAM will assume investment advisory responsibility with respect to the Fund’s portfolio effective March 3, 2025. As part of the transition to FIAM LLC and the revised investment strategies outlined below, the Fund is expected to refrain from engaging in certain buy and sell transactions as well as experience an increase in the overall number of buy and sell transactions. This is expected to increase the Fund’s portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous and may impact the Fund’s performance.

Effective March 3, 2025, the following changes will be made to the Prospectus, Summary Prospectus, and SAI, as applicable, with respect to the Fund:

1.	The “Principal Investment Strategies” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in investment grade debt securities of all types and repurchase agreements for those securities. The Fund’s debt securities may include without limitation: long- and short-term corporate debt obligations; mortgage-backed, mortgage-related, and other asset-backed securities; convertible bonds; U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

FIAM LLC (the “Subadviser”) uses bond market sector allocation, comprehensive credit analysis and yield curve positioning to select securities for the Fund. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates. Under normal market conditions, the average duration of the Fund’s portfolio is expected to be between 3 and 10 years. Duration is a measure of a bond price’s sensitivity to changes in interest rates. The Fund may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. An investment grade security is one that is rated BBB- (or its equivalent) and higher by a credit rating agency registered as a nationally recognized statistical rating organization (“NRSRO”) with the SEC, or, if unrated, has been determined by the Subadviser to be of comparable quality.

Although the Fund primarily invests in domestic securities, up to 20% of the Fund’s assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Fund may purchase or sell securities on a when-issued, to-be-announced (“TBA”), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), for cash management purposes or to seek exposure to a particular asset class. In addition, the Fund may invest in collateralized loan obligations.

The Subadviser regularly reviews the Fund’s investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or if it considers other investments more attractive.

2.	The disclosure under the heading “Active Management Risk” in the “Principal Investment Risks” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

3.	The disclosure under the “Principal Investment Risks” section of the Prospectus and Summary Prospectus is revised to include the following additional risks:

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Repurchase Agreement Risk. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight although the term of such agreement may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. If the party agreeing to repurchase the securities defaults and/or if the value of the underlying securities held by a Fund falls below the repurchase price, a loss could be incurred. The Fund also might incur disposition costs in connection with liquidating the securities.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. TBA transactions may significantly increase the fund's portfolio turnover rate.

4.	The “Performance” section of the Prospectus and Summary Prospectus is revised to add the following:

“The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund’s prior manager and principal investment strategies.”

5.	The “Management” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. FIAM LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Celso Muñoz	Portfolio Manager	March 3, 2025
Michael Plage	Portfolio Manager	March 3, 2025
Stacie Ware	Portfolio Manager	March 3, 2025
Brian Day	Portfolio Manager	March 3, 2025

6.	The following disclosure is revised under the “Subadvisers” section of the Prospectus:

FIAM LLC

Guardian Large Cap Fundamental Growth VIP Fund, Guardian Select Mid Cap Core VIP Fund and Guardian Core Fixed Income VIP Fund

7.	The “Portfolio Managers—Guardian Core Fixed Income VIP Fund” section of the Prospectus has been revised to add the following:

Guardian Core Fixed Income VIP Fund

Celso Muñoz

Co-Portfolio Manager of FIAM LLC

Celso Muñoz is Co-Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Munoz has worked as a research analyst and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Michael Plage

Co-Portfolio Manager of FIAM LLC

Michael Plage is Co-Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Stacie Ware

Co-Portfolio Manager of FIAM LLC

Stacie Ware is Co-Portfolio Manager for the Fund. She also manages other funds. Since joining Fidelity Investments in 2018, Ms. Ware has worked as a quantitative analyst and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Brian Day

Co-Portfolio Manager of FIAM LLC

Brian Day is Co-Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Day has worked as a trader and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

8.	The following disclosure is added to the SAI under the heading “Subadvisory Fee Schedules”:

Subadviser	Fund	Annual Subadvisory Fee
FIAM LLC	Guardian Core Fixed Income VIP Fund	0.15% on first $100 million in assets; 0.12% on next $200 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $500 million

9.	The following disclosure is added in the SAI under the heading “Other Accounts Managed”:

Subadviser/Portfolio Managers	Types of Accounts	Number of Other Accounts Managed*	Total Assets of Other Accounts Managed (millions)*	Number of Other Accounts Managed Paying Performance Fees*	Total Assets of Other Accounts Managed Paying Performance Fees (millions)*
FIAM LLC Celso Muñoz	Registered Investment Companies	22	$201,505	0	$0
	Other Pooled Investment Vehicles	16	$28,199	0	$0
	Other Accounts	24	$15,020	0	$0
FIAM LLC Michael Plage	Registered Investment Companies	21	$201,466	0	$0
	Other Pooled Investment Vehicles	15	$27,924	0	$0
	Other Accounts	24	$15,020	0	$0
FIAM LLC Stacie Ware	Registered Investment Companies	22	$201,505	0	$0
	Other Pooled Investment Vehicles	16	$28,199	0	$0
	Other Accounts	24	$15,020	0	$0
FIAM LLC Brian Day	Registered Investment Companies	21	$201,466	0	$0
	Other Pooled Investment Vehicles	16	$28,199	0	$0
	Other Accounts	24	$15,020	0	$0

*All data is as of December 31, 2024.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.